Abacus FCF Innovation Leaders ETF
Schedule of Investments
October 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communications - 24.1%
Airbnb, Inc. - Class A (a)	761	$96,297
Alphabet, Inc. - Class A	839	235,918
AppLovin Corp. - Class A (a)	184	117,269
Electronic Arts, Inc.	677	135,441
GoDaddy, Inc. - Class A (a)	793	105,572
Lyft, Inc. - Class A (a)	2,553	52,234
Maplebear, Inc. (a)(b)	1,690	62,293
Match Group, Inc. (b)	1,543	49,901
New York Times Co. - Class A	1,039	59,213
ROBLOX Corp. - Class A (a)	817	92,909
Spotify Technology SA (a)(b)	156	102,230
VeriSign, Inc.	483	115,823
		1,225,100

Consumer Discretionary - 1.4%
Hasbro, Inc.	899	68,603

Financials - 2.1%
Fair Isaac Corp. (a)(b)	64	106,210

Health Care - 15.5%
AbbVie, Inc.	682	148,703
Amgen, Inc.	415	123,848
Bristol-Myers Squibb Co.	2,650	122,085
Corcept Therapeutics, Inc. (a)	676	49,666
Exelixis, Inc. (a)	1,727	66,783
Gilead Sciences, Inc.	1,087	130,212
Incyte Corp. (a)	995	93,013
Jazz Pharmaceuticals PLC (a)(b)	388	53,404
		787,714

Industrials - 1.3%
Automatic Data Processing, Inc. (b)	263	68,459

Technology - 55.5%(c)
Adobe, Inc. (a)	352	119,789
Apple, Inc. (b)	1,048	283,348
Atlassian Corp. - Class A (a)	531	89,962
Autodesk, Inc. (a)	417	125,659
Bentley Systems, Inc. - Class B (b)	1,664	84,581
Broadcom, Inc.	582	215,125
Cadence Design Systems, Inc. (a)	251	85,011
Cirrus Logic, Inc. (a)	328	43,509
CommVault Systems, Inc. (a)	253	35,223
Crowdstrike Holdings, Inc. - Class A (a)(b)	148	80,365
Datadog, Inc. - Class A (a)	603	98,174
Duolingo, Inc. (a)	129	34,913
F5, Inc. (a)	275	69,589
HubSpot, Inc. (a)	153	75,264
Intuit, Inc. (b)	151	100,800
Manhattan Associates, Inc. (a)	387	70,461
Motorola Solutions, Inc. (b)	222	90,290
NetApp, Inc.	747	87,982
Nutanix, Inc. - Class A (a)(b)	1,525	108,641
NVIDIA Corp.	1,397	282,878
Palo Alto Networks, Inc. (a)	572	125,977
Paylocity Holding Corp. (a)	353	49,868
Pegasystems, Inc.	1,097	69,824
QUALCOMM, Inc.	533	96,420
ServiceNow, Inc. (a)	104	95,605
Workday, Inc. - Class A (a)	417	100,047
Zscaler, Inc. (a)	289	95,699
		2,815,004
TOTAL COMMON STOCKS (Cost $4,716,437)		5,071,090

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.24% (d)	1,019,792	1,019,792
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,019,792)		1,019,792

TOTAL INVESTMENTS - 120.0% (Cost $5,736,229)		6,090,882
Money Market Deposit Account - 0.0% (e)		2,439
Liabilities in Excess of Other Assets - (20.0)%		(1,018,408)
TOTAL NET ASSETS - 100.0%		$5,074,913

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of October 31, 2025. The fair value of these securities was $1,000,470.
(c)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.70%.

For fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Abacus FCF Innovation Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,071,090	$–	$–	$5,071,090
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	1,019,792
Total Investments	$5,071,090	$–	$–	$6,090,882

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,019,792 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.